UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2016

Mercedes-Benz Auto Lease Trust 2016-B
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity:  0001684415

Daimler Trust Leasing LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-208533-03	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the $1,037,160,000 principal amount of Asset Backed Notes (the “Note”) to be issued by Mercedes-Benz Auto Lease Trust 2016-B (the “Issuer”) and offered pursuant to the Prospectus dated October 18, 2016, Daimler Trust Leasing LLC (“Daimler Trust Leasing”) and Mercedes-Benz Financial Services USA LLC (“MBFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc., as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the issuance of the Notes, the Issuer, Daimler Trust Leasing and/or Daimler Trust intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 4.4, 10.1, 10.2, 10.4, 10.5, 99.2, 99.3 and 99.4 to this Current Repot on Form 8-K.  These agreements, the forms of which were filed as exhibits to Daimler Trust Leasing’s registration statement, are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.

In connection with the offering on the Notes, the chief executive officer of Daimler Trust Leasing has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, dated October 18, 2016, among Daimler Trust Leasing, MBFS USA, and Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 1, 2016, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of October 1, 2016, between Daimler Trust Leasing and Wilmington Trust, National Association, as owner trustee.

4.4
2016-B Exchange Note Supplement, dated as of October 1, 2016, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, MBFS USA, as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of October 1, 2016, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of October 1, 2016, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2016-B Servicing Supplement, dated as of October 1, 2016, among MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

10.5
Asset Representations Review Agreement, dated as of October 1, 2016 among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

99.2
2016-B Collateral Account Control Agreement, dated as of October 1, 2016, between the Issuer, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of October 1, 2016, between Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2016-B Administration Agreement, dated as of October 1, 2016, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: October 18, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 18, 2016, among Daimler Trust Leasing LLC, Mercedes-Benz Financial Services USA LLC and Credit Agricole Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of October 1, 2016, between Mercedes-Benz Auto Lease Trust 2016-B and U.S. Bank National Association, as indenture trustee.
4.2 4.4
Amended and Restated Trust Agreement, dated as of October 1, 2016, between Daimler Trust Leasing LLC and Wilmington Trust, National Association, as owner trustee.

2016-B Exchange Note Supplement, dated as of October 1, 2016, among Daimler Trust, U.S. Bank Trust National Association, Daimler Title Co. Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.

10.1	First-Tier Sale Agreement, dated as of October 1, 2016, between Mercedes-Benz Financial Services USA LLC and Daimler Trust Leasing LLC.
10.2	Second-Tier Sale Agreement, dated as of October 1, 2016, between Daimler Trust Leasing LLC and Mercedes-Benz Auto Lease Trust 2016-B.
10.4	2016-B Servicing Supplement, dated as of October 1, 2016, among Mercedes-Benz Financial Services USA LLC, Daimler Trust and Daimler Title Co.
10.5
Asset Representations Review Agreement, dated as of October 1, 2016 among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.
99.2
2016-B Collateral Account Control Agreement, dated as of October 1, 2016, between Mercedes-Benz Auto Lease Trust 2016-B and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3	Titling Trust Account Control Agreement, dated as of October 1, 2016, between Daimler Trust and U.S. Bank National Association, as assignee-secured party and as securities intermediary.
99.4
2016-B Administration Agreement, dated as of October 1, 2016, among Mercedes-Benz Auto Receivables Trust 2016-B, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.